DISPOSITION OF AIRCARD BUSINESS Schedule of results related to the AirCard business that have been presented as discontinued operations (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			0 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Apr. 02, 2013
Disposition of AirCard business
Earnings before income taxes	$ 0	$ 94,883	$ 33,045
Income tax expense — discontinued operations	0	(24,295)	(1,644)
Net earnings from discontinued operations	0	70,588	31,401
Air Card Business [Member]
Disposition of AirCard business
Revenue		46,701	246,845
Cost of goods sold		32,978	177,147
Gross margin		13,723	69,698
Expenses		(12,918)	(36,653)
Gross gain on disposal		94,078	0	94,078
Earnings before income taxes		94,883	33,045
Income tax expense — discontinued operations		(24,295)	(1,644)
Net earnings from discontinued operations		$ 70,588	$ 31,401